                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                      NO. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 19, 2002

                         ------------------------------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-16455                              76-0655566
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

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         Reliant Resources, Inc. (Reliant Resources) hereby amends Item 7 of its
Form 8-K as originally filed on March 6, 2002 to include audited consolidated financial statements for Orion Power Holdings, Inc. (Orion Power) as of December 31, 2001, and for the year ended December 31, 2001.

         For purposes of this Form 8-K/A, and in accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, each item of the Form 8-K as originally filed on March 6, 2002, that is affected by this amendment has been amended and restated in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  For Orion Power's audited consolidated financial statements as of December 31, 2001, and for the year ended December 31, 2001, please read Exhibit 99.1, Orion Power Holdings, Inc. Audited Financial Statements, which financial statements are incorporated by reference herein.

         (C)      EXHIBITS.

                  The following exhibits are filed herewith:

                  23.1     Consent of Arthur Andersen LLP

                  99.1     Orion Power Holdings, Inc. Audited Financial
                           Statements


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RELIANT RESOURCES, INC.




Date: April 09, 2002                    By: /s/ MARY P. RICCIARDELLO
                                            -------------------------------
                                               Mary P. Ricciardello
                                               Senior Vice President and
                                               Chief Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT DESCRIPTION
------         -------------------
 23.1          Consent of Arthur Andersen LLP

 99.1          Orion Power Holdings, Inc. Audited Financial Statements